                               SUBJECT TO REVISION
                      SERIES TERM SHEET DATED MAY 16, 2001


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2001-5
                     $500,000,000 ___% Class A Certificates
                      $26,316,000 ___% Class B Certificates

                                  DISCOVER BANK
                      Master Servicer, Servicer and Seller

         The certificates represent interests in the Discover Card Master Trust
I. The certificates are not obligations of Discover Bank or any of its affiliates, and neither the certificates nor the underlying credit card receivables are insured or guaranteed by any governmental agency.

         This series term sheet contains structural and collateral information about the certificates; however, this series term sheet does not contain complete information about the certificates. The information in this series term sheet is preliminary and will be superseded by the information contained in the prospectus supplement and the prospectus. You should read both the prospectus supplement and the prospectus. The trust and the Discover Card portfolio may not perform in the future as they have performed in the past. Price and availability of the certificates may change without notice.

         We have prepared this series term sheet solely for informational purposes. This series term sheet is not an offer to buy or sell any security, nor is it a request to participate in any particular trading strategy. Discover Bank may not offer or sell the certificates in any state where the offer or sale is prohibited. Discover Bank will not sell you any of the certificates unless you have received both the prospectus supplement and the prospectus. The underwriters may hold or trade securities of the trust or Discover Bank and may also perform investment banking services for the trust and Discover Bank.

MORGAN STANLEY DEAN WITTER
         ABN AMRO INCORPORATED
                 BANC ONE CAPITAL MARKETS, INC.
                          BARCLAYS CAPITAL
                                  COMMERZBANK CAPITAL MARKETS


         This series term sheet may not be distributed to Private Customers as defined by the U.K. Securities and Futures Authority.

         This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2001-5 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES..............................    Discover Card Master Trust I, Series 2001-5 __% Class A Credit
                                                     Card Pass-Through Certificates and Discover Card Master Trust I,
                                                     Series 2001-5 __% Class B Credit Card Pass-Through Certificates.

INTEREST RATE....................................    Class A Certificates:  ___% per year.

                                                     Class B Certificates:  ___% per year.

                                                     The trustee will calculate interest on the certificates on the basis of a 360-day year of twelve 30-day months.

                                                     It is possible that the Class B Certificates will bear interest at a floating rate based on LIBOR, rather than a fixed rate. In that case, the trustee will calculate interest on the Class B
                                                     Certificates on the basis of the actual number of days elapsed and a 360-day year, the trust will pay interest on the Class B
                                                     Certificates monthly beginning in June 2001, and the credit enhancement levels described under "Available Subordinated Amount"
                                                     and "Cash Collateral Account" may be somewhat higher.

INTEREST PAYMENT DATES...........................    The 15th day of each May and November, or the next business day, beginning in November 2001, and at maturity for the
                                                     Class B Certificates.

EXPECTED MATURITY DATES..........................    Class A Certificates:  May 15, 2004, or the next business
                                                     day.  If an Amortization Event occurs, the trust will pay
                                                     principal monthly and the final principal payment may be made before or after May 15, 2004.

                                                     Class B Certificates: June 15, 2004, or the next business day. If an Amortization Event occurs, the trust will pay principal monthly and the final payment of principal may be made either before or after June 15, 2004. The trust must generally pay all Class A principal before it pays any Class B principal.

                                                     An "Amortization Event" is an event that will cause the trust to begin repaying principal on a monthly basis.

SERIES TERMINATION DATE..........................    The first business day following November 15, 2006, or if
                                                     November 15, 2006 is not a business day, the second business day following November 15, 2006. The Series Termination Date is the
                                                     last day on which the trust will pay principal on the certificates.


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
SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT).....................    The Class B Certificates are subordinated to the Class A
                                                     Certificates, up to a specified dollar amount, known as the
                                                     "Available Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT....................    Initially $44,736,860, which may be reduced, reinstated or increased from time to time.  The Available Subordinated
                                                     Amount will increase by $26,315,800 after an Effective
                                                     Alternative Credit Support Election.

                                                     "Effective Alternative Credit Support Election" will mean an effective election made by Discover Bank to change the way in which the trust allocates finance charge collections to this Series. To make this election, Discover Bank must deposit additional funds into the cash collateral account discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT).....................    Discover Bank will arrange to have a cash collateral account established and funded with $21,052,640 for the direct
                                                     benefit of the Class B investors, the "Credit Enhancement
                                                     Account," on the date the certificates are issued. The
                                                     trustee may withdraw funds from this account to reimburse the
                                                     Class B investors for amounts that would otherwise reduce
                                                     their interest in the trust or affect their interest payments.

                                                     The amount on deposit in this account may decrease or increase on future Distribution Dates. A "Distribution Date" is the 15th calendar day of each month, or the next business day, beginning in
                                                     June 2001.

                                                     The maximum amount of Credit Enhancement as of any Distribution
                                                     Date will be:

                                                     Before a Supplemental Credit Enhancement Event or an Effective
                                                     Alternative Credit Support Election

                                                     - 4.0% of the Series Investor Interest as of the end of the
                                                       preceding month, but not less than $5,263,160; or

                                                     After a Supplemental Credit Enhancement Event but before an
                                                     Effective Alternative Credit Support Election

                                                     - 5.0% of the Series Investor Interest as of the end of the
                                                       preceding month, but not less than $5,263,160; or

                                                     After an Effective Alternative Credit Support Election

                                                     - 8.5% of the Series Investor Interest as of the end of the
                                                       preceding month, but not less than $5,263,160.


                                                     However, if an Amortization Event has occurred, the maximum amount of Credit Enhancement will be the amount on deposit in the Credit
                                                     Enhancement Account on the Distribution Date immediately before the
                                                     Amortization Event occurred.

                                                     A "Supplemental Credit Enhancement Event" will occur the first time
                                                     Standard & Poor's Ratings Services withdraws the long-term debt or deposit rating of Discover Bank, or an additional seller, if any, or reduces this rating below BBB -.

                                                     "Series Investor Interest" will mean $526,316,000 minus

                                                     - the amount of principal collections on deposit for the benefit of investors in this Series, after giving effect to losses of principal on investments of these funds,

                                                     - the aggregate amount of principal previously paid to investors in this Series, and

                                                     - the aggregate amount of investor losses resulting from accounts in which the receivables have been charged-off as uncollectible, after giving effect to all provisions in the Series Supplement to reimburse these charged-off amounts.

THE RECEIVABLES..................................    The receivables in the Accounts included in the trust as of May 1, 2001 totaled $33,244,838,247.19.

GROUP EXCESS SPREAD...............................   The certificates initially will be included in the "Group One" group of series. The three-month rolling average Group Excess Spread
                                                     Percentage, as defined below, was 4.56% for the Distribution Date in May 2001.

                                                     "Group Excess Spread Percentage" for any Distribution Date is a
                                                     percentage calculated by multiplying:

                                                     - twelve, by

                                                     - an amount for all series in Group One equal to

                                                       - the total amount of finance charge collections, investment income and other similar collections allocable to each series for the prior calendar month, minus

                                                       - the total amount of interest and certain fees payable for each series and the amount of receivables allocable to each series that have been charged off as uncollectible for the prior
                                                         calendar month;

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
                                                     and then dividing the product by an amount equal to the sum of all investor interests for each series in Group One, in each case for the Distribution Date.

RATING OF THE INVESTOR CERTIFICATES..............    The trust will only issue the certificates if Standard &
                                                     Poor's has rated the Class A Certificates "AAA" and the Class
                                                     B Certificates at least "A" and Moody's Investors Service,
                                                     Inc. has rated the Class A Certificates "Aaa" and has rated the Class B Certificates at least "A2."

ERISA CONSIDERATIONS.............................    Discover Bank believes that employee benefit plans subject to
                                                     ERISA may acquire Class A Certificates; however, advisers to these plans should consult their own counsel. Employee benefit plans subject to ERISA may not acquire the Class B Certificates.

LISTING..........................................    Discover Bank expects to list the certificates on the
                                                     Luxembourg Stock Exchange to facilitate trading in non-U.S.
                                                     markets.

                           COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of May 1, 2001, the following five states had the largest receivables balances:

                                                                    PERCENTAGE OF TOTAL
                                                                        RECEIVABLES
                        STATE                                      BALANCE IN THE ACCOUNTS
                        -----                                      -----------------------
                        California.....................                      11.0%
                        Texas..........................                       9.1%
                        New York.......................                       6.9%
                        Florida........................                       6.0%
                        Illinois.......................                       5.2%

         CREDIT LIMIT INFORMATION. As of May 1, 2001, the Accounts had the following credit limits:

                                                                     RECEIVABLES               PERCENTAGE OF
                                                                     OUTSTANDING             TOTAL RECEIVABLES
    CREDIT LIMIT                                                       (000's)                  OUTSTANDING
    ------------                                                       --------                 -----------
    Less than or equal to $1,000.00....................              $   335,094                     1.0%
    $1,000.01 to $2,000.00.............................              $ 1,443,284                     4.3%
    $2,000.01 to $3,000.00.............................              $ 1,816,321                     5.5%
    Over $3,000.00.....................................              $29,650,139                    89.2%
                                                                     -----------                   ------
      Total............................................              $33,244,838                   100.0%
                                                                     ===========                   ======

         SEASONING. As of May 1, 2001, 90.2% of the Accounts were at least 24 months old. The ages of Accounts as of May 1, 2001 were distributed as follows:

                                                                 PERCENTAGE        PERCENTAGE
                AGE OF ACCOUNTS                                  OF ACCOUNTS       OF BALANCES
                ---------------                                  -----------       -----------
                Less than 12 Months....................               0.9%              1.1%
                12 to 23 Months........................               8.9%              9.8%
                24 to 35 Months........................               5.1%              3.7%
                36 Months and Greater..................              85.1%             85.4%
                                                                    ------            -----
                                                                    100.0%            100.0%
                                                                    ======            =====

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of May 1, 2001, the Accounts had the following delinquency statuses:

                                                                  AGGREGATE
                                                                  BALANCES           PERCENTAGE
                PAYMENT STATUS                                    (000'S)           OF BALANCES
                --------------                                     ------           -----------
                Current.................................      $    29,160,759          87.6%
                1 to 29 Days............................      $     1,830,621           5.5%
                30 to 59 Days...........................      $       721,950           2.2%
                60 to 89 Days...........................      $       522,065           1.6%
                90 to 119 Days..........................      $       389,133           1.2%
                120 to 149 Days.........................      $       329,237           1.0%
                150 to 179 Days.........................      $       291,073           0.9%
                                                              ---------------         -----
                                                              $    33,244,838         100.0%
                                                              ===============         =====

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of February 28, 2001, the following five states had the largest receivables balances:


                                                           PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                                                  OF DISCOVER CARD PORTFOLIO
                 STATE                                                AS OF FEBRUARY 28, 2001
                 -----                                     ---------------------------------------
                 California..........................                        11.5%
                 Texas...............................                         8.8%
                 New York............................                         7.2%
                 Florida.............................                         6.0%
                 Illinois............................                         5.1%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of February 28, 2001.

         CREDIT LIMIT INFORMATION. As of February 28, 2001, the accounts in the Discover Card portfolio had the following credit limits:

                                                                                               PERCENTAGE
                                                                           RECEIVABLES          OF TOTAL
                                                                           OUTSTANDING         RECEIVABLES
         CREDIT LIMIT                                                         (000'S)          OUTSTANDING
         ------------                                                      -----------         -----------
         Less than or equal to $1,000.00......................             $   617,850              1.3%
         $1,000.01 to $2,000.00...............................             $ 2,046,031              4.4%
         $2,000.01 to $3,000.00...............................             $ 2,429,602              5.3%
         Over $3,000.00.......................................             $41,178,091             89.0%
                                                                           -----------            -----
           Total..............................................             $46,271,574            100.0%
                                                                           ===========            =====

         SEASONING. As of February 28, 2001, 71.8% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of February 28, 2001 were distributed as follows:

                                                                     PERCENTAGE      PERCENTAGE
                   AGE OF ACCOUNTS                                  OF ACCOUNTS      OF BALANCES
                   ---------------                                  -----------      -----------
                   Less than 12 Months......................            13.1%           15.7%
                   12 to 23 Months..........................            15.1%           15.9%
                   24 to 35 Months..........................             4.1%            2.7%
                   36 Months and Greater....................            67.7%           65.7%
                                                                       -----           -----
                                                                       100.0%          100.0%
                                                                       =====           =====

         SUMMARY YIELD INFORMATION. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and overlimit fees. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:


                                   THREE MONTHS ENDED
                                    FEBRUARY 28, 2001                   YEAR ENDED NOVEMBER 30,
                                   ------------------         ---------------------------------------------
                                                              2000               1999                 1998
                                                              ----               ----                 ----
Aggregate Monthly Yields
    Excluding Recoveries               16.05%                 16.34%            17.48%               18.02%
    Including Recoveries               16.73%                 16.97%            18.26%               18.76%

         Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including, as of March 30, 2001, proceeds of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections.

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of February 28, 2001, the accounts in the Discover Card portfolio had the following delinquency statuses:



                                                                  AGGREGATE
                                                                  BALANCES             PERCENTAGE
  PAYMENT STATUS                                                    (000'S)            OF BALANCES
  --------------                                                --------------         -----------
  Current............................................           $   40,569,566            87.7%
  1 to 29 Days.......................................           $    2,732,156             5.9%
  30 to 59 Days......................................           $      986,826             2.1%
  60 to 89 Days......................................           $      692,948             1.5%
  90 to 119 Days.....................................           $      522,361             1.1%
  120 to 149 Days....................................           $      415,462             0.9%
  150 to 179 Days....................................           $      352,255             0.8%
                                                                --------------           -----
                                                                $   46,271,574           100.0%
                                                                ==============           =====


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

         Summary Historical Delinquency Information. The accounts in the Discover Card portfolio had the following historical delinquency rates:

                  AVERAGE OF THREE MONTHS
                  ENDED FEBRUARY 28, 2001                   AVERAGE OF TWELVE MONTHS ENDED NOVEMBER 30,
                 ------------------------   --------------------------------------------------------------------------
                                                      2000                     1999                      1998
                                                      ----                     ----                      ----
                 DELINQUENT                 DELINQUENT               DELINQUENT                DELINQUENT
                   AMOUNT                     AMOUNT                    AMOUNT                   AMOUNT
                  (000'S)      PERCENTAGE    (000'S)     PERCENTAGE    (000'S)    PERCENTAGE     (000'S)    PERCENTAGE
                 ----------    ----------   ----------   ----------  ----------   ----------   ----------   ----------
30-59 Days.....  $  994,048        2.2%     $  831,836      2.0%     $  791,325      2.6%      $  759,521       2.6%
60-89 Days.....  $  684,534        1.5%     $  547,193      1.3%     $  471,838      1.5%      $  456,059       1.5%
90-179 Days....  $1,232,930        2.7%     $  930,066      2.3%     $  815,619      2.6%      $  853,961       2.9%
                 ----------       ----      ----------      ---      ----------      ---       ----------       ---
Total..........  $2,911,512        6.4%     $2,309,095      5.6%     $2,078,782      6.7%      $2,069,541       7.0%
                 ==========       ====      ==========      ===      ==========      ===       ==========       ===


         Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                         THREE MONTHS ENDED
                                          FEBRUARY 28, 2001                     YEAR ENDED NOVEMBER 30,
                                         ------------------    -----------------------------------------------------
                                                                   2000                 1999                1998
                                                                   ----                 ----                ----
                                                                              (dollars in thousands)
Average Receivables Outstanding.......     $46,095,540         $41,064,509          $31,554,086         $29,749,158
Gross Charge-Offs.....................     $   627,545         $ 2,059,933          $ 1,955,514         $ 2,215,002
Gross Charge-Offs as an Annualized
Percentage of  Average Receivables
Outstanding...........................         5.45%               5.02%                6.20%               7.45%

         Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY PAYMENT RATE INFORMATION. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                    THREE MONTHS ENDED
                                     FEBRUARY 28, 2001                     YEAR ENDED NOVEMBER 30,
                                    ------------------         -------------------------------------------------
                                                                2000                 1999                  1998
                                                                ----                 ----                  ----
Average Monthly Payment Rate......         15.67%              16.24%               16.73%                15.42%
Highest Monthly Payment Rate......         16.96%              17.25%               17.83%                17.01%
Lowest Monthly Payment Rate.......         14.83%              14.75%               15.19%                13.90%

-----------------------